                                                                    EXHIBIT 99.1

                      CERTIFICATES FOR HOME EQUITY LOANS
                                 SERIES 2000-C

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

Set forth below is information regarding home equity loan contracts transferred to the trust formed in June 2000, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below relates to both the initial contracts described in the prospectus supplement dated June 6, 2000 and the additional contracts transferred to the trust on the closing date. The Company will transfer subsequent contracts to the trust on or before the expiration of the pre-funding period. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated June 6, 2000.

  The tables below show additional characteristics of the initial loans. Due to rounding, the percentages in the following tables may not sum to 100%.

        Geographical Distribution of Mortgaged Properties--Initial Loans

                                                                % of Initial Loans by
                                            Aggregate Principal Outstanding Principal
                          Number of Loans   Balance Outstanding     Balance as of
                         as of Cut-off Date as of Cut-off Date      Cut-off Date
                         ------------------ ------------------- ---------------------
Alabama.................         100          $  9,065,679.69            2.49%
Arizona.................         115            14,848,246.19            4.06
Arkansas................          11               985,352.67            0.26
California..............         258            46,915,071.50           12.54
Colorado................         138            20,712,512.25            5.66
Connecticut.............          11             1,483,557.34            0.41
Delaware................           5               516,605.10            0.14
District Of Columbia....          23             3,207,816.56            0.88
Florida.................          94             9,607,310.78            2.62
Georgia.................         165            10,610,467.83            5.36
Idaho...................           6               523,600.01            0.14
Illinois................         130            15,567,391.67            4.25
Indiana.................         141            13,086,752.12            3.58
Iowa....................          26             2,022,622.95            0.55
Kansas..................          27             3,345,387.54            0.91
Kentucky................          63             5,612,618.88            1.53
Louisiana...............          23             2,323,509.55            0.63
Maine...................           3               374,420.91            0.10
Maryland................         154            24,928,576.62            6.81
Massachusetts...........          27             4,155,002.27            1.14
Michigan................         100             9,834,178.15            2.69
Minnesota...............          36             4,738,800.17            1.29
Mississippi.............          44             3,681,694,92            1.01
Missouri................          58             5,331,843.65            1.46
Montana.................           6               526,995.32            0.14
Nebraska................          18             1,667,569.33            0.46
Nevada..................          42             5,416,438.98            1.48
New Hampshire...........           4               595,092.34            0.16
New Jersey..............           7               978,049.55            0.27
New Mexico..............          12             1,066,970.07            0.29
New York................          23             3,415,699.22            0.93
North Carolina..........         190            18,651,720.34            5.10
Ohio....................         373            35,919,038.74            9.81
Oklahoma................          21             1,579,792.01            0.43
Oregon..................          34             4,742,361.19            1.30
Pennsylvania............          75             6,903,552.58            1.89
Rhode Island............          12             1,424,307.30            0.39
South Carolina..........          95             8,476,922.59            2.32
South Dakota............           4               297,090.08            0.08
Tennessee...............          75             6,825,235.30            1.86
Texas...................          54             7,184,572.67            1.96
Utah....................          58             8,179,273.82            2.23
Vermont.................           1                82,843.73            0.02
Virginia................         118            17,284,910.69            4.72
Washington..............          62             8,066,234.21            2.45
West Virginia...........          23             1,887,733.84            0.52
Wisconsin...............          20             1,941,628.03            0.53
Wyoming.................           6               531,783.63            0.15
                               -----          ---------------          ------
    Total...............       3,091          $366,004,855.95          100.00%
                               =====          ===============          ======

                      Years of Origination--Initial Loans

                                                                % of Initial Loans by
                                            Aggregate Principal Outstanding Principal
                          Number of Loans   Balance Outstanding     Balance as of
Year of Origination      as of Cut-off Date as of Cut-off Date      Cut-off Date
-------------------      ------------------ ------------------- ---------------------
1997....................           2          $    333,429.22            0.06%
1998....................          12             1,605,388.29            0.39
1999....................         386            46,702,064.63           12.49
2000....................       2,691           317,363,083.81           87.06
                               -----          ---------------          ------
    Total...............       3,091          $366,004,855.95          100.00%
                               =====          ===============          ======

              Distribution of Original Loan Amounts--Initial Loans

                                                                % of Initial Loans by
                                            Aggregate Principal Outstanding Principal
  Original Loan Amount    Number of Loans   Balance Outstanding     Balance as of
      (in Dollars)       as of Cut-off Date as of Cut-off Date      Cut-off Date
  --------------------   ------------------ ------------------- --------------------- ---
$ 10,000 to $19,999.....           1          $     16,493.84               *%
$ 20,000 to $29,999.....          13               332,408.22            0.09
$ 30,000 to $39,999.....          50             1,798,280.99            0.49
$ 40,000 to $49,999.....         140             6,389,282.88            1.75
$ 50,000 to $59,999.....         211            11,734,791.04            3.21
$ 60,000 to $69,999.....         245            15,929,827.67            4.35
$ 70,000 to $79,999.....         316            23,669,069.54            6.47
$ 80,000 to $89,999.....         291            24,530,681.88            6.70
$ 90,000 to $99,999.....         241            22,818,813.84            6.23
$100,000 to $109,999....         201            21,108,187.57            5.77
$110,000 to $119,999....         187            21,439,007.58            5.86
$120,000 to $129,999....         155            19,330,049.24            5.28
$130,000 to $139,999....         158            21,272,748.73            5.81
$140,000 to $149,999....         140            20,267,000.92            5.54
$150,000 to $159,999....         113            17,513,591.11            4.79
$160,000 to $169,999....          76            12,451,851.80            3.40
$170,000 to $179,999....          89            15,496,024.77            4.23
$180,000 to $189,999....          67            12,335,947.19            3.37
$190,000 to $199,999....          57            11,120,703.57            3.04
$200,000 to $209,999....          40             8,204,388.84            2.24
$210,000 to $219,999....          45             9,662,625.56            2.64
$220,000 to $229,999....          35             7,862,662.78            2.15
$230,000 to $239,999....          36             8,195,831.47            2.24
$240,000 to $249,999....          28             6,831,982.76            1.87
$250,000 to $259,999....          25             6,357,829.58            1.74
$260,000 to $269,999....          24             6,336,379.72            1.73
$270,000 to $279,999....          24             8,579,910.46            1.80
$280,000 to $289,999....          18             5,110,166.68            1.40
$290,000 to $299,999....          13             3,832,990.38            1.05
$300,000 to $309,999....           9             2,732,196.06            0.75
$310,000 to $319,999....           9             2,810,478.30            0.77
$320,000 to $329,999....          12             3,905,956.40            1.07
$330,000 to $339,999....           6             2,004,671.54            0.55
$340,000 to $349,999....           8             2,755,981.18            0.75
Over $349,999...........           9             3,265,262.08            0.89
                               -----          ---------------          ------
    Total...............       3,091          $366,004.855.95          100.00%
                               =====          ===============          ======

--------------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the contracts as of the cut-off date.

                       Current Loan Rates--Initial Loans

                                            Aggregate Principal   % of Initial Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Range of Loan Rates      as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
 7.000% to  7.999%......           7          $    883,700.69               0.24%
 8.000% to  8.999%......         506            68,784,489.83              18.79
 9.000% to  9.999%......       1,415           178,033,970.73              48.64
10.000% to 10.999%......         890            93,831,581.32              25.64
11.000% to 11.999%......         220            19,941,729.95               5.45
12.000% to 12.999%......          51             4,361,212.80               1.19
13.000% to 13.999%......           1                46,746.27               0.01
14.000% to 14.999%......           1               121,434.36               0.03
                               -----          ---------------             ------
    Total...............       3,091          $366,004,855.95             100.00%
                               =====          ===============             ======

                  Remaining Months to Maturity--Initial Loans

Months Remaining to                         Aggregate Principal   % of Initial Loans by
Scheduled Maturity        Number of Loans   Balance Outstanding   Outstanding Principal
as of Cut-off Date       as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
 91 to 120..............           1          $    147,677.54               0.03%
151 to 180..............           3               425,168.17               0.10
331 to 360..............       3,087           366,432,020.24              99.87
                               -----          ---------------             ------
    Total...............       3,091          $366,004,855.95             100.00%
                               =====          ===============             ======

                  Original Loan-to-Value Ratio--Initial Loans

                                            Aggregate Principal   % of Initial Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Loan-to-Value Ratio      as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
15.01% to 20.00%........           1          $     24,958.63               0.01%
25.01% to 30.00%........           3               184,127.94               0.05
30.01% to 35.00%........           1                26,461.26               0.01
35.01% to 40.00%........           2                79,941.76               0.02
40.01% to 45.00%........           2                57,478.47               0.02
45.01% to 50.00%........           3               372,646.04               0.10
50.01% to 55.00%........           8               511,441.11               0.14
55.01% to 60.00%........          13             1,266,492.81               0.35
60.01% to 65.00%........          17             1,201,218.76               0.33
65.01% to 70.00%........          38             2,989,600.40               0.82
70.01% to 75.00%........          93             7,683,551.86               2.10
75.01% to 80.00%........         331            33,564,459.23               9.17
80.01% to 85.00%........         381            39,814,982.38              10.88
85.01% to 90.00%........       1,190           142,064,360.54              38.81
90.01% to 95.00%........         846           118,041,169.84              32.25
95.01% to 100.00%.......         162            18,121,974.92               4.95
                               -----          ---------------             ------
    Total...............       3,091          $366,004,855.95             100.00%
                               =====          ===============             ======

                  Month of Next Rate Adjustment--Initial Loans

                                                  Aggregate Principal   % of Initial Loans by
                                Number of Loans   Balance Outstanding   Outstanding Principal
Month of Next Rate Adjustment  as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-----------------------------  ------------------ ------------------- --------------------------
May 2000....................             1          $     98,338.30               0.03%
July 2000...................             2               333,429.22               0.09
August 2000.................             4               375,604.93               0.10
September 2000..............             3               232,767.08               0.06
November 2000...............             1               165,140.74               0.05
December 2000...............             2               304,048.23               0.08
February 2001...............             1                80,019.32               0.02
March 2001..................             1               139,538.92               0.04
April 2001..................             1               162,367.19               0.04
May 2001....................             2               194,111.37               0.05
June 2001...................             4               512,281.01               0.14
July 2001...................             5               499,101.81               0.14
August 2001.................             5               583,092.80               0.16
September 2001..............            12             1,826,154.60               0.50
October 2001................            20             2,210,709.25               0.50
November 2001...............            33             4,579,408.55               1.25
December 2001...............           118            14,293,605.11               3.91
January 2002................           228            25,697,767.09               7.02
February 2002...............           577            65,566,050.65              17.91
March 2002..................           777            93,375,262.53              25.51
April 2002..................           762            89,542,513.91              24.48
May 2002....................           381            47,453,480.57              12.97
June 2002...................            41             5,382,893.95               1.47
July 2002...................             4               436,950.19               0.12
August 2002.................             1                78,020.53               0.02
October 2002................             1               144,800.31               0.04
November 2002...............             2               150,520.19               0.04
December 2002...............             5               593,943.91               0.16
January 2003................             3               253,850.60               0.07
February 2003...............            27             2,988,557.79               0.82
March 2003..................            30             2,872,499.98               0.78
April 2003..................            26             3,213,082.93               0.88
May 2003....................            11             1,663,555.30               0.45
                                     -----          ---------------             ------
    Total...................         3,091          $366,004,855.95             100.00%
                                     =====          ===============             ======

                  Distribution of Gross Margin--Initial Loans

                                            Aggregate Principal     % of Initial Loans
                          Number of Loans   Balance Outstanding  by Outstanding Principal
Gross Margin             as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
------------             ------------------ ------------------- --------------------------
3.000% to 3.249%........           1          $     80,577.94               0.02%
3.250% to 3.499%........           1               119,945.77               0.03
3.500% to 3.749%........           1                80,719.59               0.02
3.750% to 3.999%........           1                67,357.59               0.02
4.000% to 4.249%........           4               642,374.01               0.18
4.250% to 4.499%........          10             1,011,903.29               0.28
4.500% to 4.749%........          23             3,277,121.15               0.90
4.750% to 4.999%........          77            12,688,766.92               3.47
5.000% to 5.249%........         156            21,065,045.30               5.76
5.250% to 5.499%........         355            44,950,004.66              12.28
5.500% to 5.749%........         373            48,015,042.53              13.12
5.750% to 5.999%........         405            50,295,587.18              13.74
6.000% to 6.249%........         428            48,406,133.22              13.23
6.250% to 6.499%........         369            42,959,968.69              11.74
6.500% to 6.749%........         283            30,776,414.40               8.41
6.750% to 6.999%........         202            22,303,557.58               6.09
7.000% to 7.249%........         145            14,523,020.85               3.97
7.250% to 7.499%........          79             8,171,498.37               2.23
7.500% to 7.749%........          78             8,033,548.93               2.19
7.750% to 7.999%........          43             3,626,043.69               0.99
8.000% to 8.249%........          14             1,364,431.32               0.37
8.250% to 8.499%........          10             1,036,638.48               0.28
8.500% to 8.749%........          15               969,090.19               0.25
8.750% to 8.999%........          11               849,989.26               0.23
9.000% to 9.249%........           4               382,752.39               0.10
9.250% to 9.499%........           1                85,987.51               0.02
9.750% to 9.999%........           2               221,364.24               0.06
                               -----          ---------------             ------
    Total...............       3,091          $366,004,855.95             100.00%
                               =====          ===============             ======

                       Maximum Loan Rates--Initial Loans

                                            Aggregate Principal   % of Initial Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Maximum Loan Rates       as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
------------------       ------------------ ------------------- --------------------------
12.000% to 12.249%......           1          $    118,768.03               0.03%
13.250% to 13.499%......           1               147,988.97               0.04
13.750% to 13.999%......           2               297,418.41               0.08
14.000% to 14.249%......           1               103,489.61               0.05
14.250% to 14.499%......          14             2,267,342.38               0.62
14.500% to 14.749%......          34             4,910,797.56               1.34
14.750% to 14.999%......         354            47,177,152.26              12.89
15.000% to 15.249%......          71             9,170,329.49               2.51
15.250% to 15.499%......         252            32,851,099.78               8.98
15.500% to 15.749%......         237            32,043,196.72               8.75
15.750% to 15.999%......         585            73,017,825.31              19.95
16.000% to 16.249%......         128            15,404,633.80               4.21
16.250% to 16.499%......         301            32,436,904.74               8.86
16.500% to 16.749%......         218            24,357,040.99               6.66
16.750% to 16.999%......         354            38,265,455.96              10.45
17.000% to 17.249%......          60             5,876,341.08               1.61
17.250% to 17.499%......         122            12,443,616.01               3.40
17.500% to 17.749%......          74             8,164,243.98               2.23
17.750% to 17.999%......         120            12,155,152.00               3.32
18.000% to 18.249%......          29             2,863,442.78               0.78
18.250% to 18.499%......          41             3,720,009.05               1.02
18.500% to 18.749%......          26             2,120,340.32               0.58
18.750% to 18.999%......          24             1,973,706.78               0.54
19.000% to 19.249%......           8               947,156.53               0.26
19.250% to 19.499%......          17             1,442,164.00               0.39
19.500% to 19.749%......           2               167,519.57               0.05
19.750% to 19.999%......           3               250,883.21               0.07
20.000% to 20.249%......           2               146,897.94               0.04
20.500% to 20.749%......           5               388,631.50               0.11
21.000% to 21.249%......           2               191,137.82               0.05
21.250% to 21.499%......           1               121,315.25               0.03
24.000% to 24.249%......           1               128,191.42               0.04
25.000% to 25.249%......           1               324,672.13               0.09
                               -----          ---------------             ------
    Total...............       3,091          $366,004,855.95             100.00%
                               =====          ===============             ======

                       Minimum Loan Rates--Initial Loans

                                            Aggregate Principal   % of Initial Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Minimum Loan Rates       as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
------------------       ------------------ ------------------- -------------------------- ---
 3.000% to  3.249%......           1          $     80,577.94               0.02%
 4.250% to  4.499%......           7               699,626.17               0.19
 4.500% to  4.749%......           9             1,190,167.85               0.33
 4.750% to  4.999%......          29             5,173,544.52               1.41
 5.000% to  5.249%......          41             5,943,519.18               1.62
 5.250% to  5.499%......         150            19,183,218.54               5.24
 5.500% to  5.749%......          89            12,144,759.21               3.32
 5.750% to  5.999%......         131            17,244,026.82               4.71
 6.000% to  6.249%......         128            13,705,825.79               3.74
 6.250% to  6.499%......         109            12,207,276.21               3.34
 6.500% to  6.749%......          95            10,064,358.94               2.75
 6.750% to  6.999%......          91            10,385,793.85               2.84
 7.000% to  7.249%......          46             5,129,073.05               1.40
 7.250% to  7.499%......          33             3,387,886.95               0.93
 7.500% to  7.749%......          17             1,789,431.54               0.49
 7.750% to  7.999%......          19             1,987,582.13               0.54
 8.000% to  8.249%......           6               495,396.83               0.14
 8.250% to  8.499%......          24             3,407,329.49               0.93
 8.500% to  8.749%......          35             4,832,508.77               1.32
 8.750% to  8.999%......         303            39,441,193.85              10.78
 9.000% to  9.249%......          57             7,406,269.70               2.02
 9.250% to  9.499%......         239            30,525,509.55               8.34
 9.500% to  9.749%......         238            30,724,574.60               8.39
 9.750% to  9.999%......         438            52,476,240.72              14.34
10.000% to 10.249%......          94            10,205,386.89               2.79
10.250% to 10.499%......         198            20,420,738.47               5.58
10.500% to 10.749%......         128            14,214,328.67               3.88
10.750% to 10.999%......         161            16,715,464.34               4.57
11.000% to 11.249%......          41             3,996,081.21               1.09
11.250% to 11.449%......          53             4,416,890.55               1.21
11.500% to 11.749%......          23             1,811,262.60               0.49
11.750% to 11.999%......          22             1,614,886.18               0.44
12.000% to 12.249%......           6               699,173.94               0.19
12.250% to 12.499%......          13             1,030,334.83               0.28
12.500% to 12.749%......           7               325,006.16               0.09
12.750% to 12.999%......           8               771,185.75               0.21
13.250% to 13.499%......           1                56,700.00               0.02
14.000% to 14.249%......           1               121,434.36               0.03
                               -----          ---------------             ------
  Total.................       3,091          $366,004,855.95             100.00%
                               =====          ===============             ======